UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09092

First Eagle Variable Funds

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas
New York, NY 10105-4300
(Address of principal executive offices) (Zip code)

Sheelyn Michael
First Eagle Funds
1345 Avenue of the Americas
New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-632-2700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.             Reports to Stockholders.

Annual Report

December 31, 2023

First Eagle Overseas Variable Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seek", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	6
Fund Overview	12
Schedule of Investments	14
Statement of Assets and Liabilities	22
Statement of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	26
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	42
Fund Expenses	44
General Information	48
Tax Information	49
Additional Information	50

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Letter from the President

Dear Shareholders,

Market sentiment oscillated across 2023 as participants struggled to get a read on the trajectory and duration of the current rate-hike cycle. For every rally fueled by hopes that the terminal rate was near, there was a hawkish string of data or central bank rhetoric to recalibrate expectations and bring markets back down to earth.

The acceleration of securities across multiple asset classes into year-end, however, suggests markets have grown increasingly confident in the Federal Reserve's ability to achieve its much-desired soft landing of target-level inflation and uninterrupted economic expansion. But we're not overlooking the fact that, statistically, landing is the most precarious stage of any flight. As such, it's worth considering the pronounced bouts of turbulence that emerged throughout 2023 and the implications they may have going forward.

The first of these was the failure of several midsized US regional banks in March, idiosyncratic in nature but sourced from a common root: the massive fiscal stimulus rolled out in response to the disruptions from Covid-19. The increase in money supply not only contributed to the spike in inflation, it also produced a commensurate expansion of bank deposits. With short rates near zero, many banks sought to scratch out additional yield through increased exposure to long-dated Treasuries, risk-free from a credit perspective but subject to the same duration risk as any other fixed-rate asset. Facing tens of billions of dollars in depositor withdrawals, a number of banks were forced to liquidate these Treasury holdings at massive losses following the sharp rise in interest rates.

While government intervention soothed jittery markets, the bank failures underscored the pronounced vulnerabilities inherent in today's financial system. Nowhere is this perhaps more evident than in sovereign debt. High and rising debt levels aren't unique to the US, but the country deserves special mention as the issuer of the global reserve currency. We have for some time voiced concerns about both the level of the country's debt and its likely trajectory; by August, Fitch Ratings appeared to come around to our way of thinking, cutting its long-term credit rating on US sovereign issuance by one notch. Though markets initially shrugged off the downgrade, 10-year Treasuries sold off sharply in late summer and early fall, with yields testing levels around 5% that hadn't been seen since before the global financial crisis.1

Though this rate spike eventually eased, we're keeping a close eye on US fiscal conditions and impacts on both Treasury market supply/demand dynamics and the

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Letter from the President

term premia demanded by buyers for what appears to be an increasingly risky proposition. The Congressional Budget Office forecasts persistent federal deficits and mounting debt over the next several decades, suggesting Treasury issuance is likely to expand. And since the Fed is no longer a buyer of new issuance and is letting a large portion of maturing bonds roll off its balance sheet, public markets are responsible for both absorbing new deficit spending and refinancing maturing paper. Despite the risks presented by rising interest expenses and an expanding pile of debt, continued dysfunction in the US political system—as ably demonstrated by the midyear debt-ceiling standoff—suggests repeated party-line stalemates may be far more prevalent than concrete progress toward fiscal consolidation.

Ultimately, the market's ups and downs in 2023 seemed to mirror the shifting global mood. But while financial assets generally finished the year upbeat, strife and uncertainty remain constants. The war between Ukraine and Russia shows no signs of abating, and the horrific attack by Hamas on Israel in early October has sparked a new front of death and destruction in the Middle East. It's not hard to see how these localized conflicts could spiral into something more far-reaching.

Though we generally expect conditions in 2024 to be less sanguine than current market valuations seem to imply, we've long understood the benefits of focusing on those things we can control; namely, acquiring what we believe to be quality, durable assets trading at a "margin of safety"^ to achieve our goal of delivering long-term shareholder value while avoiding the permanent impairment of capital.

As always, I want to thank you for entrusting your assets to our stewardship.

Sincerely,

Mehdi Mahmud,

President

February 2024

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Management's Discussion of Fund
Performance (unaudited)

The Overseas Variable Fund delivered positive absolute returns in the 12-month period covered in this report, though the Fund's bias toward value stocks during a period in which markets favored growth names caused the Fund to underperform. Gold and gold-related equities, which the Fund holds as a potential hedge against adverse events, performed positively despite the rise in real interest rates. We are hopeful that the move toward a more normal policy environment in which money again has a cost may promote the effective allocation of capital across the economy and performance more in line with historical norms. At the same time, we are cognizant of the many persistent vulnerabilities in global financial and political structures. As always, we continue to seek resilience from the bottom up, searching for cash-flow-generative companies with strong market positions, healthy balance sheets and prudent management teams, and buying these stocks only when available at a discount to our estimate of their "intrinsic value."2

The net asset value ("NAV") of the Fund's shares increased 10.08% for the 12 months ended December 31, 2023, while the MSCI EAFE Index increased 18.24% for the same period. The Fund's short-term investments* position was 3.7% as of December 31, 2023.

The five largest contributors to the performance of First Eagle Overseas Variable Fund during the period were gold bullion, Fomento Economico Mexicano SAB de CV (beverages, Mexico), Danone SA (food products, France), Taiwan Semiconductor Manufacturing Co. Ltd., ADR (semiconductors & semiconductor equipment, Taiwan) and Imperial Oil Ltd. (oil, gas & consumable fuels, Canada). Their combined contribution to the Fund's return was 4.67%.3

The five largest detractors were British American Tobacco plc (tobacco, United Kingdom), Nutrien Ltd. (chemicals, Canada), Jardine Matheson Holdings Ltd. (industrial conglomerates, Hong Kong), Hysan Development Co. Ltd. (real estate, Hong Kong) and CK Asset Holdings Ltd. (real estate management and development, Hong Kong). Combined, they subtracted 1.0% from performance3.

*  Includes short-term commercial paper that settles in 90 days or less, long-term commercial paper that settles in 91 days or greater and other short-term investments, such as U.S. treasury bills or money market funds.

^  First Eagle defines "margin of safety" as the difference between a company's market price and our estimate of its intrinsic value.

1  Source: Bloomberg; data as of December 31, 2023.

2  "Intrinsic value" is based on our judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets.

3  Exact net returns for individual investments cannot be calculated due to the lack of a mechanism to precisely allocate fees and other expenses to individual investments.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Management's Discussion of Fund Performance (unaudited)

Matthew McLennan Co-Head of the Global Value Team Portfolio Manager	T. Kimball Brooker, Jr. Co-Head of the Global Value Team Portfolio Manager	Christian Heck Portfolio Manager

Alan Barr

Portfolio Manager

February 2024

The performance data quoted herein represent past performance and do not guarantee future results. Market volatility can dramatically impact a fund's' short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month-end are available by calling 800.334.2143.

The commentary represents the opinion of Mehdi Mahmud and the Portfolio Management team as of February 2024 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Management's Discussion of Fund Performance (unaudited)

Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.

Fitch Ratings is a nationally recognized statistical rating organization (NRSRO) registered with the SEC and provides credit rating as an assessment of credit worthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other bonds. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Not Rated (NR) indicates that the debtor was not rated and should not be interpreted as indicating low quality.

Sovereign debt is issued by a country's government to borrow money, and is also known as government debt, public debt and national debt.

Term premia is compensation that investors require for bearing the risk that interest rates may change over the life of the bond.

10-year treasury rate is the yield received for investing in a US government issued treasury security that has a maturity of 10 years. The 10-year treasury yield is included on the longer end of the yield curve and is important when looking at the overall US economy.

Indexes are unmanaged and one cannot invest directly in an index.

MSCI EAFE Index (Net) measures the performance of large and midcap securities across 21 developed markets countries around the world excluding the US and Canada. A net-return index tracks price changes and reinvestment of distribution income net of withholding taxes.

All securities may be subject to adverse market trends. The value and liquidity of the Fund's portfolio holdings may fluctuate in response to events specific to the issuers or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Markets may be volatile, and prices of individual securities and other investments including those of a particular type, may decline significantly and rapidly. This may cause the Fund's portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility and may continue to negatively affect the price and liquidity of individual securities, national economies and global markets generally. Rapid changes in value or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in price may be temporary or may last for extended periods. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

The value of the Fund's portfolio holdings may fluctuate in response to the risk that the prices of equity securities, including common stock, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Equity securities generally have greater price volatility than debt securities.

There are risks associated with investing in funds that invest in securities of foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. These risks may be more pronounced with respect to investments in emerging markets.

More recently, a number of major economies, including the United States, are adjusting to reduced levels of market and monetary support following periods of fiscal and monetary interventions, together with rising inflation and increases in interest rate targets by central banks. These circumstances have generated significant market stress and volatility, with market sentiment changing rapidly in response to changes in inflation or interest rate expectations.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Management's Discussion of Fund Performance (unaudited)

To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund's performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility. As of the date of this Annual Report, the Fund has significant exposure to Canada, Europe and Japan. The Fund's exposure to a particular country is determined in accordance with the Adviser's "country of risk" assessment.

Canada is a significant exporter of natural resources, such as oil, natural gas and agricultural products. As a result, the Canadian economy is susceptible to adverse changes in certain commodities markets. It is also heavily dependent on trading with key partners, including the United States, Mexico, and China. Any reduction in trading with these key partners may adversely affect the Canadian economy. Canada's dependency on the economy of the United States, in particular, makes Canada's economy vulnerable to political and regulatory changes affecting the United States economy. These and other factors could negatively affect the Fund's performance.

The Fund's investments may subject it to the risks associated with investing in the European markets, including the risks associated with the United Kingdom's ("UK") exit from the European Union ("Brexit") and the war in Ukraine. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. Further, political or economic disruptions, social unrest and armed conflicts in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund's holdings. The impact of Brexit on the United Kingdom and European economies could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues.

The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively affect the Fund. Japan has also experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity, which also could negatively affect the Fund.

In addition to investments in larger companies, the Fund may invest in small and medium-size companies, which historically have been more volatile in price than larger company securities, especially over the short term. Positions in smaller companies, especially when the Fund is a large holder of a small company's securities, also may be more difficult or expensive to trade. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Fund considers large companies to be companies with market capitalizations of $10 billion or greater.

Investments in gold and gold-related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals including specific changes in U.S. and foreign regulatory policies, tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Management's Discussion of Fund Performance (unaudited)

stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.

If one or more investors in the Fund initiate significant redemptions, it may be necessary to dispose of assets to meet the redemption request. This can make ordinary portfolio management and rebalancing decisions more complicated to implement and can result in the Fund's current expenses being allocated over a smaller asset base, which generally results in an increase in the Fund's expense ratio. The impact of these transactions is likely to be greater in highly volatile markets or less liquid markets when a significant investor purchases, redeems or owns a substantial portion of the Fund's shares.

Funds that invest in bonds are subject to credit and interest rate risk. The value of the Fund's portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. A debt instrument's "duration" is a way of measuring a debt instrument's sensitivity to a potential change in interest rates. Longer duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Generally, debt instruments with long maturities and low coupons have the longest durations. Recent market conditions and events, including increases in interest rates, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. During periods of decreasing or prolonged low interest rates, financial markets in which the Fund invests could be negatively affected by, for example, increased volatility, reduced value and liquidity of the Fund's investments, and perceptions of broader economic decline. In addition, there is risk of significant future rate moves and related economic and market impacts. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of an issuer's securities.

The Fund may experience a decline in its income due to falling interest rates, earnings declines, income decline within a security or default of an issuer of a security. During periods of increasing or prolonged high interest rates, among other things, borrowing costs may increase, fewer issuances of securities and decreased liquidity may occur and/or an issuer of a security may be unable to refinance existing debt obligations and/or make income payments. The continued availability of income-producing equity securities may potentially become limited. The amount and rate of distributions that the Fund's shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

An investment strategy that employs a "value" approach may pose a risk to the Fund that such investment strategy may not be successfully achieved. An investment made at a perceived "margin of safety" or "discount to intrinsic or fundamental value" can trade at prices substantially lower than when an investment is made, so that any perceived "margin of safety" or "discount to value" is no guarantee against loss. "Value" investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more "growth" oriented. In such an event, the Fund's investment returns would be expected to lag relative to returns associated with more growth-oriented strategies.

All investments involve the risk of loss.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

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First Eagle Overseas Variable Fund

Fund Overview

Data as of December 31, 2023 (unaudited)

Investment Objective

The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

Average Annual Returns^ (%)	One-Year	Five-Years	Ten-Years
First Eagle Overseas Variable Fund	10.08	5.78	3.68
MSCI EAFE Index	18.24	8.16	4.28
Consumer Price Index	3.93	3.78	2.87

Asset Allocation* (%)

Sectors* (%)

Consumer Staples	20.3
Financials	14.3
Industrials	13.9
Commodities	11.8
Consumer Discretionary	8.7
Materials	7.7
Energy	5.6
Health Care	4.0
Information Technology	3.6
Real Estate	3.5
Foreign Government Securities	1.8
Communication Services	1.1
Short-Term Investments**	3.7

Countries*~ (%)

United States	19.0
Japan	16.5
United Kingdom	9.6
Canada	7.2
France	5.0
South Korea	4.3
Mexico	3.7
Switzerland	3.6
Hong Kong	3.5
Brazil	3.4
Netherlands	3.1
Sweden	3.0
Germany	2.5
China	2.4
Singapore	2.3
Belgium	1.8
Taiwan	1.7
Chile	0.9
Thailand	0.9
Norway	0.9
Turkey	0.5
Faroe Islands	0.3
Indonesia	0.2
Short-Term Investments	3.7

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns would have been lower. For information regarding these fee waivers and/or expense limitations, see Note 2.

*  Asset Allocation, Sectors and Countries percentages are based on total investments in the portfolio.

**  Includes short-term commercial paper (0.8% of total investments) that settles in 90 days or less, long-term commercial paper (1.5% of total investments) that settles in 91 days or greater and other short-term investments (1.4% of total investments), such as U.S treasury bills or money market funds.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

First Eagle Overseas Variable Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

MSCI EAFE Index (Net) measures the performance of large and mid-cap securities across 21 developed markets countries around the world excluding the US and Canada. A net-return index tracks price changes and reinvestment of distribution income net of withholding taxes.

Top 10 Holdings* (%)

Gold bullion (Precious Metal)	11.8
Imperial Oil Ltd. (Oil, Gas & Consumable Fuels, Canada)	3.4
Danone SA (Food Products, France)	2.5
Fomento Economico Mexicano SAB de CV (Beverages, Mexico)	2.4
Willis Towers Watson plc (Insurance, United States)	2.3
Shell plc (Oil, Gas & Consumable Fuels, Netherlands)	2.2
Unilever plc (Personal Care Products, United Kingdom)	2.0
Cie Financiere Richemont SA (Registered) (Textiles, Apparel & Luxury Goods, Switzerland)	1.9
British American Tobacco plc (Tobacco, United Kingdom)	1.8
Groupe Bruxelles Lambert NV (Financial Services, Belgium)	1.8
Total	32.1

*  Holdings in cash, short-term commercial paper, long-term commercial paper and other short-term cash equivalents have been excluded.

  Percentages are based on total net assets.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2023

Investments	Shares	Value ($)
Common Stocks — 82.6%
Belgium — 1.8%
Groupe Bruxelles Lambert NV	56,915	4,482,221
Brazil — 3.4%
Ambev SA, ADR*	1,433,034	4,012,495
Itausa SA (Preference)	1,015,875	2,166,257
Wheaton Precious Metals Corp.	44,123	2,177,029
		8,355,781
Canada — 7.2%
Agnico Eagle Mines Ltd.	13,301	729,269
Barrick Gold Corp.	100,721	1,822,043
Franco-Nevada Corp.	6,189	685,529
Imperial Oil Ltd.	145,470	8,286,537
Nutrien Ltd.	48,522	2,733,244
Power Corp. of Canada	122,656	3,507,366
		17,763,988
Chile — 0.9%
Cia Cervecerias Unidas SA, ADR	184,139	2,309,103
China — 2.4%
Alibaba Group Holding Ltd.	269,368	2,594,699
Prosus NV	107,456	3,201,124
		5,795,823
Faroe Islands — 0.3%
Bakkafrost P/F	15,712	821,417
France — 5.0%
Danone SA	93,650	6,075,877
Laurent-Perrier	11,570	1,545,497
Legrand SA	15,746	1,639,730
LVMH Moet Hennessy Louis Vuitton SE	644	523,274
Sodexo SA	16,962	1,867,320
Wendel SE	8,556	763,441
		12,415,139
Germany — 2.5%
Brenntag SE	12,304	1,130,830
FUCHS SE (Preference)	45,128	2,007,743

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2023

Investments	Shares	Value ($)
Germany — 2.5% (continued)
Henkel AG & Co. KGaA (Preference)	28,133	2,263,076
Merck KGaA	4,336	690,354
		6,092,003
Hong Kong — 3.5%
CK Asset Holdings Ltd.	377,000	1,892,199
Great Eagle Holdings Ltd.	451,814	701,122
Guoco Group Ltd.	157,670	1,136,815
Hongkong Land Holdings Ltd.	309,500	1,076,459
Hysan Development Co. Ltd.	351,760	698,314
Jardine Matheson Holdings Ltd.	75,280	3,098,735
		8,603,644
Japan — 16.5%
As One Corp.	26,560	1,052,232
Chofu Seisakusho Co. Ltd.	37,785	543,964
Daiichikosho Co. Ltd.	112,660	1,663,353
FANUC Corp.	133,800	3,926,913
Hirose Electric Co. Ltd.	15,080	1,703,111
Hoshizaki Corp.	51,100	1,866,701
Kansai Paint Co. Ltd.	165,580	2,823,379
Keyence Corp.	1,400	615,099
Komatsu Ltd.	74,800	1,946,546
Mitsubishi Electric Corp.	216,400	3,060,780
Mitsubishi Estate Co. Ltd.	132,860	1,821,255
MS&AD Insurance Group Holdings, Inc.	90,800	3,570,150
Nagaileben Co. Ltd.	30,710	517,805
Nihon Kohden Corp.	47,700	1,507,738
Pilot Corp.	9,500	282,488
Secom Co. Ltd.	58,360	4,198,434
Shimano, Inc.	18,860	2,905,273
SK Kaken Co. Ltd.	8,190	433,315
SMC Corp.	4,160	2,225,334
Sompo Holdings, Inc.	58,500	2,862,310
T Hasegawa Co. Ltd.	37,500	823,322
USS Co. Ltd.	11,000	220,838
		40,570,340

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2023

Investments	Shares	Value ($)
Mexico — 3.1%
Fomento Economico Mexicano SAB de CV, ADR	46,329	6,038,985
Fresnillo plc	17,125	129,669
Grupo Mexico SAB de CV, Series B	133,413	739,935
Industrias Penoles SAB de CV*	49,167	718,757
		7,627,346
Netherlands — 3.1%
HAL Trust	4,548	571,659
Heineken Holding NV	18,650	1,579,172
Shell plc	163,595	5,382,814
		7,533,645
Norway — 0.9%
Orkla ASA	289,789	2,250,426
Singapore — 1.7%
Haw Par Corp. Ltd.	343,513	2,536,812
United Overseas Bank Ltd.	14,400	310,798
UOL Group Ltd.	269,700	1,281,211
		4,128,821
South Korea — 3.9%
Fursys, Inc.*	17,207	406,953
Hyundai Mobis Co. Ltd.	9,254	1,695,453
KT&G Corp.	45,341	3,054,540
Lotte Corp.*	3,755	78,629
Lotte Wellfood Co. Ltd.*	29	2,782
NAVER Corp.	5,552	960,609
NongShim Co. Ltd.*	3,998	1,261,399
Samsung Electronics Co. Ltd. (Preference)	44,372	2,138,132
		9,598,497
Sweden — 3.0%
Industrivarden AB, Class C	32,240	1,051,989
Investor AB, Class A	127,582	2,932,827
Investor AB, Class B	72,589	1,683,318
L E Lundbergforetagen AB, Class B	5,789	315,251
Svenska Handelsbanken AB, Class A	131,164	1,425,417
		7,408,802

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2023

Investments	Shares	Value ($)
Switzerland — 3.6%
Cie Financiere Richemont SA (Registered)	33,939	4,687,795
Schindler Holding AG	15,468	3,872,489
Schindler Holding AG (Registered)	1,604	380,920
		8,941,204
Taiwan — 1.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	40,420	4,203,680
Thailand — 0.9%
Bangkok Bank PCL, NVDR	409,405	1,875,472
Thai Beverage PCL	1,036,092	412,001
		2,287,473
Turkey — 0.5%
AG Anadolu Grubu Holding A/S	186,883	1,274,055
United Kingdom — 9.6%
BAE Systems plc	255,276	3,613,429
Berkeley Group Holdings plc	48,222	2,878,908
Big Yellow Group plc, REIT	50,201	781,504
British American Tobacco plc	155,867	4,560,542
Diageo plc	19,004	689,753
Great Portland Estates plc, REIT	94,947	508,302
Lloyds Banking Group plc	3,675,492	2,229,322
Reckitt Benckiser Group plc	49,679	3,428,020
Unilever plc	100,810	4,886,005
		23,575,785
United States — 7.1%
Haleon plc	527,755	2,160,773
Nestle SA (Registered)	24,169	2,801,668
Newmont Corp.	59,247	2,452,233
Royal Gold, Inc.	8,566	1,036,143
Sanofi SA	33,404	3,319,448
Willis Towers Watson plc	23,929	5,771,675
		17,541,940
Total Common Stocks (Cost $152,961,406)		203,581,133

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2023

Investments	Ounces		Value ($)
Commodities — 11.8%
Gold bullion* (Cost $10,555,424)		14,044	28,975,425
	Principal Amount ($)
Foreign Government Securities — 1.8%
Indonesia — 0.1%
Republic of Indonesia 8.38%, 3/15/2024	IDR	6,025,000,000	392,371
Mexico — 0.6%
Mex Bonos Desarr Fix Rt Series M, 10.00%, 12/5/2024	MXN	12,330,000	722,315
Series M, 5.75%, 3/5/2026	MXN	14,980,000	814,774
			1,537,089
Singapore — 0.7%
Republic of Singapore 1.25%, 11/1/2026	SGD	2,253,000	1,629,467
South Korea — 0.4%
Republic of Korea 1.25%, 3/10/2026	KRW	1,264,990,000	941,953
Total Foreign Government Securities (Cost 4,408,226)			4,500,880
Short-Term Investments — 3.7%
Commercial Paper — 2.3%
Entergy Corp. 5.40%, 1/2/2024 (a)(b)		529,000	528,683
General Motors Financial Co., Inc. 5.43%, 1/2/2024 (a)		961,000	960,418
Global Payments, Inc. 5.96%, 1/2/2024 (a)		531,000	530,647
Province of Quebec 5.38%, 2/21/2024 (a)(b)		1,750,000	1,736,093
Siemens Capital Co. LLC 5.43%, 1/18/2024 (a)(b)		2,000,000	1,994,132
Total Commercial Paper (Cost $5,752,470)			5,749,973

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2023

Investments	Principal Amount ($)	Value ($)
U.S. Treasury Obligations — 0.2%
U.S. Treasury Bills 5.32%, 3/7/2024 (a)(c)	250,000	247,650
5.29%, 6/13/2024 (a)(c)	250,000	244,282
Total U.S. Treasury Obligations (Cost $491,735)		491,932
	Shares
Investment Companies — 1.2%
JP Morgan U.S. Government Money Market Fund, Capital Shares, 5.38% (d) (Cost $2,886,134)	2,886,134	2,886,134
Total Short-Term Investments (Cost $9,130,339)		9,128,039
Total Investments — 99.9% (Cost $177,055,395)		246,185,477
Other Assets Less Liabilities — 0.1%		356,458
Net Assets — 100.0%		246,541,935

*  Non-income producing security.

(a)  The rate shown was the current yield as of December 31, 2023.

(b)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at December 31, 2023 amounted to $4,258,908, which represents approximately 1.73% of net assets of the Fund.

(c)  All or a portion of this security is pledged with the custodian for current or potential holdings of forward foreign currency exchange contracts.

(d)  Represents 7-day effective yield as of December 31, 2023.

As of December 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$80,336,603
Aggregate gross unrealized depreciation	(20,442,649)
Net unrealized appreciation	$59,893,954
Federal income tax cost	$185,859,730

Forward Foreign Currency Exchange Contracts outstanding as of December 31, 2023

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,521,706	EUR	2,327,000	JPMorgan Chase Bank	1/24/2024	$(49,477)
USD	570,409	GBP	457,000	JPMorgan Chase Bank	1/24/2024	(12,178)
USD	1,122,697	JPY	162,095,000	JPMorgan Chase Bank	1/24/2024	(30,822)
USD	2,496,342	EUR	2,327,000	UBS AG	2/21/2024	(77,683)

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2023

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	882,778	JPY	128,629,000	UBS AG	2/21/2024	$(36,556)
USD	2,509,749	EUR	2,327,000	Bank of New York Mellon	3/13/2024	(66,398)
USD	1,004,260	JPY	148,535,000	Bank of New York Mellon	3/13/2024	(60,827)
USD	2,732,282	EUR	2,518,000	Goldman Sachs	4/17/2024	(59,376)
USD	917,967	GBP	731,000	Goldman Sachs	4/17/2024	(14,196)
USD	914,988	JPY	130,276,000	Goldman Sachs	4/17/2024	(24,280)
Net unrealized depreciation						$(431,793)

Abbreviations

ADR  — American Depositary Receipt

EUR  — Euro

Fix Rt  — Fixed Rate

GBP  — British Pound

IDR  — Indonesian Rupiah

JPY  — Japanese Yen

KRW  — South Korean Won

MXN  — Mexican Peso

NVDR  — Non-Voting Depositary Receipt

Preference  — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT  — Real Estate Investment Trust

SGD  — Singapore Dollar

USD  — United States Dollar

See Notes to Financial Statements.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

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Statement of Assets and Liabilities

December 31, 2023

First Eagle Overseas Variable Fund
Assets
Investments, at Cost (Note 1)
Investments in non-affiliates	$166,499,971
Gold bullion	10,555,424
Investments, at Value (Note 1)
Investments in non-affiliates	217,210,052
Gold bullion	28,975,425
Receivable for investment securities sold	5,883
Foreign tax reclaims receivable	568,127
Receivable for Fund shares sold	1,430
Accrued interest and dividends receivable	766,671
Due from adviser	318,241
Other assets	2,116
Total Assets	247,847,945
Liabilities
Investment advisory fees payable (Note 2)	153,711
Payable for investment securities purchased	6
Distribution fees payable (Note 3)	51,235
Administrative fees payable (Note 2)	45,202
Trustee fees payable	90
Unrealized depreciation on forward foreign currency exchange contracts	431,793
Payable for Fund shares redeemed	126,955
Accrued expenses and other liabilities	497,018
Total Liabilities	1,306,010
Commitments and contingent liabilities^	—
Net Assets	$246,541,935
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$10,911
Capital surplus	181,191,805
Total distributable earnings (losses)	65,339,219
Net Assets	$246,541,935
Shares outstanding	10,911,079
Net asset value per share and redemption proceeds per share	$22.60

^  See Note 2 in the Notes to the Financial Statements

See Notes to Financial Statements.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Statement of Operations

Year Ended December 31, 2023

First Eagle Overseas Variable Fund
Investment Income
Interest (net of $2,103 foreign taxes withheld)	$742,182
Dividends from:
Non-affiliates (net of $693,838 foreign taxes withheld)	5,715,115
Total Income	6,457,297
Expenses
Investment advisory fees (Note 2)	1,870,323
Distribution fees (Note 3)	623,441
Shareholder servicing agent fees	336,655
Administrative fees (Note 2)	236,487
Professional fees	570,056
Custodian and accounting fees	229,170
Trustees' fees	10,890
Other expenses	8,530
Total Expenses	3,885,552
Expense waiver (Note 2)	(628,817)
Expense reductions due to earnings credits (Note 1)	(856)
Net Expenses	3,255,879
Net Investment Income (Note 1)	3,201,418
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) on:
Transactions from investments in non-affiliates	2,233,473
Commodity related transactions	777,738
Settlement of foreign currency and foreign currency transactions	(90,043)
Settlement of forward foreign currency exchange contracts	427,408
3,348,576
Changes in unrealized appreciation (depreciation) on:
Investment in non-affiliates and commodity related transactions (net of increase in deferred capital gain country tax accruals of $6,930)	17,784,846
Foreign currency and foreign currency translations	35,376
Forward foreign currency exchange contracts	(287,754)
17,532,468
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	20,881,044
Net Increase in Net Assets Resulting from Operations	$24,082,462

See Notes to Financial Statements.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Statements of Changes in Net Assets

	First Eagle Overseas Variable Fund
	For the year ended December 31, 2023	For the year ended December 31, 2022
Operations
Net investment income	$3,201,418	$2,882,307
Net realized gain on investments, commodity, foreign currency and forward contract related transactions	3,348,576	19,797,966
Change in unrealized appreciation (depreciation) on investments, commodity, foreign currency and forward contract related translations	17,532,468	(47,416,805)
Net increase (decrease) in net assets resulting from operations	24,082,462	(24,736,532)
Distributions to Shareholders
Distributable earnings	(17,905,514)	(22,146,927)
Decrease in net assets resulting from distributions	(17,905,514)	(22,146,927)
Fund Share Transactions
Net proceeds from shares sold	14,739,803	17,183,728
Net asset value of shares issued for reinvested dividends and distributions	17,905,514	22,146,927
Cost of shares redeemed	(46,463,272)	(56,934,040)
Decrease in net assets from Fund share transactions	(13,817,955)	(17,603,385)
Net decrease in net assets	(7,641,007)	(64,486,844)
Net Assets (Note 1)
Beginning of period	254,182,942	318,669,786
End of period	$246,541,935	$254,182,942
Changes in Shares Outstanding
Shares outstanding, beginning of period	11,442,742	12,080,724
Shares sold	636,190	720,371
Shares issued on reinvestment of distributions	820,225	983,871
Shares redeemed	(1,988,078)	(2,342,224)
Shares outstanding, end of period	10,911,079	11,442,742

See Notes to Financial Statements.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

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First Eagle Overseas Variable Fund

Financial Highlights

	Per share operating performance*
	Change in Net Assets Resulting from Operations				Less dividends and distributions
Selected per share data for the year ended:	Net asset value, beginning of year	Net investment income	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Total distributions	Net asset value, end of year
December 31, 2023	$22.21	0.30	1.88	2.18	—	(1.79)	(1.79)	$22.60
December 31, 2022	$26.38	0.26	(2.39)	(2.13)	(0.52)	(1.52)	(2.04)	$22.21
December 31, 2021	$25.58	0.20	0.93	1.13	(0.25)	(0.08)	(0.33)	$26.38
December 31, 2020	$25.75	0.18	1.55	1.73	(0.69)	(1.21)	(1.90)	$25.58
December 31, 2019	$22.77	0.28	3.67	3.95	(0.08)	(0.89)	(0.97)	$25.75

*  Per share amounts have been calculated using the average shares method.

(a)  Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

See Notes to Financial Statements.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

			Ratios/Supplemental Data
			Ratios to Average Net Assets of:
Selected per share data for the year ended:	Total return(a)	Net assets, end of year (thousands)	Operating expenses excluding earnings credits and/or fee waivers	Operating expenses including earnings credits and/or fee waivers	Net investment income excluding earnings credits and/or fee waivers	Net investment income including earnings credits and/or fee waivers	Portfolio turnover rate
December 31, 2023	10.08%	$246,542	1.56%	1.31%	1.03%	1.28%	3.86%
December 31, 2022	(8.17)%	$254,183	1.49%	1.40%	0.96%	1.06%	13.63%
December 31, 2021	4.44%	$318,670	1.43%	1.38%	0.70%	0.76%	11.31%
December 31, 2020	6.85%	$323,318	1.45%	1.38%	0.68%	0.75%	12.37%
December 31, 2019	17.38%	$341,317	1.39%	1.35%	1.10%	1.14%	6.98%

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Variable Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the "Fund"). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies. The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At December 31, 2023, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"), manages the Fund. A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership ("BCP CC Holdings"). BCP CC Holdings GP L.L.C., a Delaware limited liability company ("BCP CC Holdings GP"), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. ("BCP VI") and Corsair IV Financial Services Capital Partners L.P. ("Corsair IV"). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. ("Blackstone") and Corsair Capital LLC ("Corsair"), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings.

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investment Valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option or warrant), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Notes to Financial Statements

price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case, it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-counter-market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser's Valuation Committee, at least annually, will review the pricing service's inputs, methods, models and assumptions for its evaluated prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE.

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes, as provided by an independent pricing source.

The spot exchange rates, as provided by an independent price source as of the close of the NYSE, are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be "stale" as a result of limited market activity for a particular holding or have been materially affected by events

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Notes to Financial Statements

occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund's NAV is calculated, or in other circumstances when market quotations are not readily available within the meaning of applicable regulations, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" as described below. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values.

Additionally, trading of foreign equity securities on most foreign markets is completed before the close in trading in the U.S. markets. The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. The fair value pricing utilizes factors provided by an independent pricing service. The values assigned to the Fund's holdings therefore may differ on occasion from reported market value, especially during periods of higher market price volatility. The Board of Trustees ("Board") of the Fund, and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund than relying solely on reported market values.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Notes to Financial Statements

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Fund are determined in good faith by the Adviser as "valuation designee" under the oversight of the Board. The Board Valuation, Liquidity and Allocations Committee (the "Committee") oversees the execution of the valuation and liquidity procedures for the Fund. In accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser the "valuation designee" to perform the Fund's fair value determinations. The Adviser's fair valuation process is subject to Board oversight and certain reporting and other requirements.

The following is a summary of the Fund's inputs used to value the Fund's investments as of December 31, 2023:

Description†	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$58,936,560	$144,644,573 (a)	$—	$203,581,133
Commodities*	—	28,975,425	—	28,975,425
Foreign Government Securities	—	4,500,880	—	4,500,880
Short-Term Investments	2,886,134	6,241,905	—	9,128,039
Total	$61,822,694	$184,362,783	$—	$246,185,477
Liabilities:
Forward Foreign Currency Exchange Contracts**	$—	$(431,793)	$—	$(431,793)
Total	$—	$(431,793)	$—	$(431,793)

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(a) for additional details.

†  See Schedule of Investments for additional detailed categorizations.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the contracts

b)  Investment Transactions and Income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Notes to Financial Statements

investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c)  Expenses — Expenses arising in connection with the Fund are charged directly to the Fund. Certain expenses are shared with the First Eagle Funds, an affiliated fund group, and certain other funds also managed by the Adviser. Generally, expenses that do not pertain specifically to the Fund are allocated based upon the percentage the net assets the Fund bears to the total net assets of all the funds that share the expense. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

d)  Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward Foreign Currency Exchange Contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward foreign currency exchange contracts. The Fund enters into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund's currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Notes to Financial Statements

positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in forward foreign currency exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after the Fund's Schedule of Investments. For the period ended December 31, 2023, the average monthly outstanding currency purchased and/or sold in U.S. dollars for forward foreign currency exchange contracts totaled $267,793 and $9,977,332 respectively.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties.

An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter ("OTC") derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Fund may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Collateral received by the Fund is held in a segregated account at the Fund's custodian bank. These amounts are not reflected on the Fund's Statement of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Notes to Financial Statements

Rule 18f-4 under the 1940 Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of "senior securities" under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, generally prohibits open-end funds, including the Fund, from issuing or selling any "senior security", except that the Fund may borrow from a bank if, immediately after such borrowing, there is "asset coverage" of at least 300%.

Under Rule 18f-4, "Derivatives Transactions" include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced ("TBA") commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program ("DRMP") and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk ("VaR"). The DRMP is administered by the Adviser as a "derivatives risk manager". The derivatives risk manager is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund's "derivatives exposure" (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the "Limited Derivatives User Exception"). As of the date hereof, the Fund is relying on the Limited Derivatives User Exception.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Asset and Liabilities.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Notes to Financial Statements

At December 31, 2023, the Fund had the following forward foreign currency exchange contracts grouped into risk categories illustrated below:

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net Realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$—	$431,793	$427,408	$(287,754)

(1)  Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

(2)  Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

(3)  Statement of Operations location: Net realized gains (losses) on settlement of forward foreign currency exchange contracts.

(4)  Statement of Operations location: Changes in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The following table presents the Fund's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of December 31, 2023:

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged*	Net Amount (Not Less Than $0)
Bank of New York Mellon	$127,225	$—	$(121,181)	$6,044
Goldman Sachs	97,852	—	(97,852)	—
JPMorgan Chase Bank	92,477	—	(92,477)	—
UBS AG	114,239	—	(111,408)	2,831
Total	$431,793	$—	$(422,918)	$8,875

*  The actual collateral received/pledged may be more than the amount reported due to over collateralization.

f)  Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities ("TIPS"), which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The principal value of TIPS will be adjusted upward or downward and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. TIPS are subject to interest rate risk.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Notes to Financial Statements

g)  Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Schedule of Investments.

h)  United States Income Taxes — No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to the regulated investment company. The Fund declares and pays such income and capital gains on an annual basis.

The Fund adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that, based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

At December 31, 2023, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Net Investment	Undistributed Net Realized	Net Unrealized Appreciation	Capital Loss Carryforward
	Income	Gains	(Depreciation)	Short-Term	Long-Term
First Eagle Overseas Variable Fund	$4,427,838	$1,165,679	$59,845,768	$—	$—

The components of distributable earnings' differences between book basis and tax basis are primarily due to the treatment of passive foreign investment companies, the treatment of forward foreign currencies contracts and wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 31, 2023, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. The Fund did not have capital losses to carry forward prior to the Act.

i)  Reclassification of Capital Accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Notes to Financial Statements

federal income tax rules and regulations versus GAAP, the following amounts were reclassified within the capital accounts:

	Undistributed Net Investment Income (loss)	Undistributed Net Realized Gains (Losses)	Capital Surplus
First Eagle Overseas Variable Fund	$1,493,783	$(1,493,783)	$—

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses and investments in passive foreign investment companies.

j)  Distributions to Shareholders — Distributions to shareholders during the fiscal year ended December 31, 2023, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

	Ordinary Income		Long Term Capital Gains
	2023	2022	2023	2022
First Eagle Overseas Variable Fund	$—	$6,498,571	$17,905,514	$15,648,356

k)  Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

l)  Foreign Taxes — The Fund may be subject to foreign taxes on income, and gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

m)  New Accounting Pronouncements and Regulations — In June 2022, FASB issued Accounting Standards Update ("ASU") 2022-03, Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management is currently evaluating the impact, if any, of applying this ASU.

On October 26, 2022, the SEC adopted rule and form amendments which require open-end mutual funds to transmit streamlined annual and semi-annual reports to shareholders that highlight key information to investors. In connection with these amendments, certain information that was previously disclosed in fund shareholder reports will instead be made available online, delivered free of

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Notes to Financial Statements

charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024, and will have no effect on the Fund's accounting policies or financial statements.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement"), an annual advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

Effective July 1, 2023 the Adviser has contractually agreed to waive and/or reimburse certain fees and expenses so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") are limited to 1.21% of average net assets. This undertaking lasts until April 29, 2025 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that it will repay the Adviser for fees and expenses waived or reimbursed provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 1.21% the Fund's average net assets; or (2) if applicable, the then-current expense limitation. Any such repayment must be made within three years after the year in which the Adviser incurred the expense. During the period ended December 31, 2023, the Adviser waived $517,152 in expenses which are included under expense waiver on its Statement of Operations. As of December 31, 2023, the Fund has $302,503 receivable from the Adviser for reimbursement of expenses, which are included under due from adviser on its Statement of Assets and Liabilities.

For the period ended December 31, the amounts available for potential future repayment by the Adviser and the expiration schedule are as follows:

Potential Recoupment Amounts Expiring December 31,
Total Eligible for Recoupment	2026
$517,152	$517,152

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its agreement with the Adviser, the Fund reimburses the Adviser for costs (including personnel and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of the Fund's average daily net assets. For the period ended December 31, 2023, these reimbursements exceeded the 0.05% annual rate and the Adviser refunded $111,665 to the Fund which are included

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Notes to Financial Statements

under expense waiver in the Statement of Operations. As of December 31, 2023, the Fund has a receivable from the Adviser of $15,738 for reimbursement of expenses, which are included under due from adviser on its Statement of Assets and Liabilities.

The Fund has entered into a custody agreement with J.P. Morgan Chase Bank, N.A. ("JPM"). The custody agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. JPM serves as custodian of the Fund's portfolio securities and other assets. JPM has directly entered into a sub- custodial agreement to maintain the custody of gold bullion in the Fund. Under the terms of the custody agreement between the Fund and JPM, JPM maintains and deposits in separate accounts, cash, securities and other assets of the Fund. JPM is also required, upon the order of the Fund, to deliver securities held by JPM and the sub-custodian, and to make payments for securities purchased by the Fund. JPM has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Fund has also entered into an agreement for administrative services with JPM, pursuant to which JPM provides certain financial reporting and other administrative services. JPM, as the Fund's administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund's custodian.

The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Plan. As of December 31, 2023, balances to the Plan are included in the fees payable to the Trustees on the Statement of Assets and Liabilities.

Note 3 — Plans of Distribution

FEF Distributors, LLC (the "Distributor"), an affiliate of the Adviser and Subadviser, serves as the principal underwriter and distributor of the Fund's Common Shares pursuant to a distribution contract with the Fund. Under the terms of the Distribution Plan and Agreement (the "Plan") with the Distributor, pursuant to the provisions of Rule 12b-1 under the 1940 Act, the Fund pays the Distributor monthly a distribution fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Under the Plan, the Distributor will use amounts payable by the Fund in their entirety for payment to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the period ended December 31, 2023, the distribution fee incurred by the Fund was $623,441.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Notes to Financial Statements

Note 4 — Purchases and Sales of Securities

For the period ended December 31, 2023, purchases and proceeds from sales of investments, excluding short-term securities, were as follows:

Fund	Purchases excluding U.S. Government Securities	Sales and Maturities excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales and Maturities of U.S. Government Securities
First Eagle Overseas Variable Fund	$9,205,734	$40,156,170	$—	$—

Note 5 — Line of Credit

On June 26, 2023, the Fund, together with the First Eagle Funds, renewed a $200 million committed, unsecured line of credit ("Credit Facility") with JPM for the Fund and First Eagle Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes with a termination date of June 25, 2024. Under the Credit Facility arrangement, each Fund, on a pro rata basis, has agreed to pay a per annum rate of interest for borrowings generally based on 1.00% plus the higher of Daily Simple Secured Overnight Financing Rate plus a ten basis point credit spread adjustment, Overnight Bank Funding Rate or Effective Federal Funds Rate and a commitment fee of 0.20% per annum on the unused portion of the Credit Facility. A portion of the commitment fees related to the Credit Facility is paid by the Fund and is included in interest expense in the Statement of Operations. During the period ended December 31, 2023, the Fund had no borrowings under the agreement.

Note 6 — Indemnification and Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the United States due to its investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Notes to Financial Statements

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund enters into derivatives which may represent off-balance sheet risk. Off- balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statement of Assets and Liabilities.

Note 7 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund's financial statements. Management has determined that there are no material events that would require disclosure in the Fund's financial statements.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of First Eagle Variable Funds and Shareholders of First Eagle Overseas Variable Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of First Eagle Overseas Variable Fund (the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
February 29, 2024
New York, New York

We have served as the auditor of one or more investment companies advised by First Eagle Investment Management, LLC since 2006.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, www.pwc.com/us

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2023 and held for the six-months ended December 31, 2023.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Date Value	Ending Account Value 6/30/22	Annualized Expense Ratio	Expenses Paid for the Period(3)
First Eagle Overseas Variable Fund	2.64%	$1,000	$1,026.40	1.21%	$6.18

(1)  For the six-months ended December 31, 2023.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table that follows titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on July 1, 2023 and held for the six-months ended December 31, 2023.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid for the Period(2)
First Eagle Overseas Variable Fund	5.00%	$1,000	$1,019.11	1.21%	$6.16

(1)  For the six-months ended December 31, 2023.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

General Information

Form N-PORT portfolio schedule

The First Eagle Variable Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund's Form N-PORT is available on the SEC's Web site at www.sec.gov. Additionally, you may obtain copies of Form N-PORT from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Fund's proxy voting policies, (2) a description of the Fund's proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve- month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Tax Information

	% of Qualifying Dividend Income	% of Dividends Eligible for the Dividends Received Deduction	Long-Term Capital Gains	Long-Term Capital Gains 28%
First Eagle Overseas Variable Fund*	0.00%	0.00%	$15,537,376	$2,368,138

* First Eagle Overseas Variable Fund paid foreign taxes of $594,796 and recognized Section 853 foreign source income of $3,893,040. Pursuant to Section 853 of the Internal Revenue Code, the First Eagle Overseas Variable Fund designates such amount (or the maximum amount allowable) as having been paid in connection with dividends distributed from investment company taxable income during the fiscal year ended December 31, 2023.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Fund and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1)

Lisa Anderson | Trustee | December 2005 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: Special Lecturer and James T. Shotwell Professor of International Relations Emerita at the Columbia University School of International and Public Affairs; prior to 2016, President of the American University in Cairo

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (11 portfolios) and First Eagle Credit Opportunities Fund (1 portfolio); Member Emerita, Human Rights Watch; Member, Advisory Board, School of Global Affairs and Public Policy, American University in Cairo; Member, Advisory Board, Kluge Center, Library of Congress, Washington, DC; Trustee, Hertie School of Governance (Berlin); Trustee, Tufts University; Trustee, Aga Khan University

Candace K. Beinecke | Trustee (Chair) | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born November 1946)

Principal Occupation(s) During Past 5 Years: Senior Counsel, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (Chair) (11 portfolios) and First Eagle Credit Opportunities Fund (Chair) (1 portfolio); Lead Trustee, Vornado Realty Trust; Trustee and Co-Chair, Metropolitan Museum of Art; Director, Partnership for New York City

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Peter W. Davidson | Trustee | December 2019 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1959)

Principal Occupation(s) During Past 5 Years: CEO, Aligned Climate Capital LLC; prior to 2019, CEO, Aligned Intermediary, Inc.; prior to 2015, Executive Director, Loan Programs Office, U.S. Department of Energy

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (11 portfolios) and First Eagle Credit Opportunities Fund (1 portfolio); Chairman, Summit Ridge Energy; Director, Beam Global (BEEM); Chair, JM Kaplan Fund; Chairman, Green-Wood Cemetery; Board member, Nyle Water Systems; Board member, SWTCH

Jean D. Hamilton | Trustee | March 2003 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (11 portfolios) and First Eagle Credit Opportunities Fund (1 portfolio); Director, RenaissanceRe Holdings Ltd (retired May 2022); Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2012, Director, Four Nations

James E. Jordan | Trustee (Retired) | December 1999 to December 2023
1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (11 portfolios) and First Eagle Credit Opportunities Fund (1 portfolio); Director, JZ Capital Partners, Plc. (Guernsey investment trust company)

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Additional Information (unaudited)

Independent Trustees(1)—(continued)

William M. Kelly | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (11 portfolios) and First Eagle Credit Opportunities Fund (1 portfolio); Trustee Emeritus, St. Anselm College

Paul J. Lawler | Trustee | March 2002 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (11 portfolios) and First Eagle Credit Opportunities Fund (1 portfolio); Trustee and Audit Chair, The American University in Cairo; Trustee, registered investment company advised by affiliates of The Blackstone Group, L.P. (1 portfolio); Director, Historic Eastfield Foundation

Mandakini Puri | Trustee | April 2023 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 14,1960)

Principal Occupation(s) During Past 5 Years: Independent Consultant and Private Investor; prior to May 2013, Managing Director and Co-Head of Black Rock Private Equity

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (11 portfolios) and First Eagle Credit Opportunities Fund; Trustee, Vornado Realty Trust; Director, Alexander's Inc.; prior to June, 2018, Director, Validus Holdings; Trustee, V&A Americas Foundation; prior to June 2021, Member, Wharton School Graduate Executive Board

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Additional Information (unaudited)

Interested Trustees(2)(3)

John P. Arnhold | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Director, First Eagle Holdings, Inc.; Managing Member, Arnhold LLC; prior to July 2017, Director, First Eagle Investment Management LLC; President, First Eagle Funds; President, First Eagle Variable Funds; Director, FEF Distributors, LLC; prior to March 2016, Co-President and Co-CEO First Eagle Holdings, Inc.; CIO and Chairman, First Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (11 portfolios) and First Eagle Credit Opportunities Fund (1 portfolio); Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Jazz at Lincoln Center; Life Trustee, International Tennis Hall of Fame; Advisor, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Director, Conservation International; Trustee, UC Santa Barbara Foundation; prior to January 2018, Director, First Eagle Amundi; prior to June 2016, Trustee, Vassar College

Mehdi Mahmud | Trustee | September 2019 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds, First Eagle Variable Funds and First Eagle Credit Opportunities Fund; Chief Executive Officer, First Eagle Alternative Credit, LLC; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 13

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (11 portfolios) and First Eagle Credit Opportunities Fund (1 portfolio); Director, First Eagle Amundi; Director, Third Point Reinsurance Ltd.

(2)  Each of Messrs. Arnhold and Mahmud is treated as an Interested Trustee because of the professional roles each holds or has held with the Adviser.

(3)  The term of office of each Interested Trustee is indefinite.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Additional Information (unaudited)

Trustee Emeritus(4)

Jean-Marie Eveillard | Trustee Emeritus | September 2019 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC from March 2009 through June 2021; formerly, Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004, March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 12

Other Directorships/Trusteeships Held by Trustee: Trustee Emeritus, First Eagle Funds (11 portfolios); Director, Varenne Capital Partners (French money management firm); Board member, Perspective (South African money management firm); Trustee, FIAF (Alliance Francaise); prior to March 2015, Trustee, The Frick Collection

Officers(5)

Mehdi Mahmud | President | June 2017 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past Five (5) Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds and First Eagle Credit Opportunities Fund; Director, First Eagle Amundi; Chief Executive Officer, First Eagle Alternative Credit, LLC

Robert Bruno | Senior Vice President | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Executive Managing Director, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Funds and First Eagle Credit Opportunities Fund

(4)  Mr. Eveillard, as Trustee Emeritus, is a former member of the Board of Trustees and is invited to attend all Board meetings. He is not a Trustee for purposes of the Trust's Declaration of Trust, Delaware law or the Investment Company Act.

(5)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Additional Information (unaudited)

Officers(5)—(continued)

Joseph T. Malone | Chief Financial Officer | September 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Managing Director, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Funds and First Eagle Credit Opportunities Fund

Seth Gelman | Chief Compliance Officer | April 2023 to present
1345 Avenue of the Americas | New York, New York | 10105
(born August 1975)

Principal Occupation(s) During Past Five (5) Years: Chief Compliance Officer and Managing Director, First Eagle Investment Management, LLC; Chief Compliance Officer, First Eagle Funds and First Eagle Credit Opportunities Fund; prior to February 2023, Chief Compliance Officer of Insight Investment North America

David O'Connor | General Counsel | December 2017 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1966)

Principal Occupation(s) During Past Five (5) Years: General Counsel and Executive Managing Director, First Eagle Investment Management, LLC; General Counsel and Officer of First Eagle Funds and First Eagle Credit Opportunities Fund; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; Director, First Eagle Investment Management, Ltd; Head of Legal and Compliance, Senior Managing Director and Chief Legal Officer, First Eagle Alternative Credit, LLC; Head of Legal & Compliance, First Eagle Private Credit Fund

Sheelyn Michael | Secretary and Deputy General Counsel | December 2017 to present (Deputy General Counsel); December 2018 to present (Secretary)
1345 Avenue of the Americas | New York, New York | 10105
(born September 1971)

Principal Occupation(s) During Past Five (5) Years: Deputy General Counsel and Managing Director, First Eagle Investment Management, LLC; Secretary and Deputy General Counsel, First Eagle Funds and First Eagle Credit Opportunities Fund; Director, First Eagle Investment Management, Ltd; Deputy General Counsel, First Eagle Private Credit Fund

(5)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

Additional Information (unaudited)

Officers(5)—(continued)

Michael Luzzatto | Vice President | December 2004 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Managing Director, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Funds and First Eagle Credit Opportunities Fund; Vice President, First Eagle Private Credit Fund

(5)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

First Eagle Variable Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Peter Davidson

Jean D. Hamilton

James E. Jordan (Retired)

William M. Kelly

Paul J. Lawler

Mehdi Mahmud

Mandakini Puri

Trustee Emeritus

Jean-Marie Eveillard*

Officers

Mehdi Mahmud

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Seth Gelman

Chief Compliance Officer

David O'Connor

General Counsel

Sheelyn Michael

Secretary & Deputy General Counsel

Michael Luzzatto

Vice President

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Sidley Austin LLP

787 Seventh Avenue
New York, NY 10019

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, Floor 16,
Brooklyn, NY 11245

Shareholder Servicing Agent

SS&C GIDS, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

  Additional information about the Trustees and Officers is included in the Funds' Statement of Additional Information.

*  Mr. Eveillard is a former member of the Board of Trustees and is invited to attend all Board meetings. He is not a Trustee for purposes of the Trust's Declaration of Trust, Delaware law or the Investment Company Act.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds.

First Eagle Variable Funds: Overseas Variable Fund | Annual Report | December 31, 2023

First Eagle Funds are offered by FEF Distributors, LLC

1345 Avenue of the Americas, New York, NY 10105.

First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105-0048
800.334.2143 www.firsteagle.com

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts. Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees:

For the years ended December 31, 2023 and December 31, 2022, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $41,136 and $39,745, respectively. Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit Related Fees:

For the years ended December 31, 2023 and December 31, 2022, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $0 and $0, respectively.

(c)	Tax Fees:

For the years ended December 31, 2023 and December 31, 2022, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $47,670 and $46,060, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)	All Other Fees:

In each of the years ended December 31, 2023 and December 31, 2022, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.(f) According to PwC, for the year ended December 31, 2023, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.(g) Other than as described in the table above, the aggregate fees billed for the most recent year and the preceding year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2023 and 2022.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.	Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Variable Funds

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date: March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date: March 8, 2024

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date: March 8, 2024

*          Print the name and title of each signing officer under his or her signature.